UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 15, 2018 (October 12, 2018)

EQGP Holdings, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37380	30-0855134
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 2000 Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (412) 553-5700

EQT GP Holdings, LP

625 Liberty Avenue, Suite 1700

Pittsburgh, Pennsylvania

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03.        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 12, 2018, (a) EQGP Holdings, LP, a Delaware limited partnership (the Partnership), changed its name from “EQT GP Holdings, LP” to “EQGP Holdings, LP” pursuant to a Certificate of Amendment to Certificate of Limited Partnership (the Partnership Certificate of Amendment) filed with the Secretary of State of the State of Delaware and (b) EQGP Services, LLC, a Delaware limited liability company and the general partner of the Partnership (the General Partner), changed its name from “EQT GP Services, LLC” to “EQGP Services, LLC” pursuant to a Certificate of Amendment to Certificate of Formation (the GP Certificate of Amendment) filed with the Secretary of State of the State of Delaware.

Also on October 12, 2018, (a) the General Partner, EQT Gathering Holdings, LLC, a Delaware limited liability company (EQT Gathering), EQT GP Corporation, a Delaware corporation, and Rice Midstream GP Holdings LP, a Delaware limited partnership, entered into the Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of October 12, 2018 (the Second A&R LPA), in order to reflect the change of the Partnership’s name from “EQT GP Holdings, LP” to “EQGP Holdings, LP” and (b) EQT Gathering, the sole member of the General Partner, entered into the Second Amended and Restated Limited Liability Company Agreement of the General Partner, dated as of October 12, 2018 (the Second A&R LLCA), in order to reflect the change of the General Partner’s name from “EQT GP Services, LLC” to “EQGP Services, LLC.”

The foregoing descriptions of the Partnership Certificate of Amendment, the GP Certificate of Amendment, the Second A&R LPA and the Second A&R LLCA do not purport to be complete and are qualified in their entirety by reference to the full text of the Partnership Certificate of Amendment, the GP Certificate of Amendment, the Second A&R LPA, and the Second A&R LLCA, full copies of which are filed as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER	DESCRIPTION

3.1	Certificate of Amendment to Certificate of Limited Partnership of EQT GP Holdings, LP, dated October 12, 2018.

3.2	Certificate of Amendment to Certificate of Formation of EQT GP Services, LLC, dated October 12, 2018.

3.3	Second Amended and Restated Agreement of Limited Partnership of EQGP Holdings, LP, dated as of October 12, 2018.

3.4	Second Amended and Restated Limited Liability Company Agreement of EQGP Services, LLC, dated as of October 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQGP Holdings, LP

	By:	EQGP Services, LLC,
its general partner

Date: October 15, 2018	By:	/s/ Thomas F. Karam
		Name:	Thomas F. Karam
		Title:	President and Chief Executive Officer